PROPERTY AND EQUIPMENT	6 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT

NOTE 4 – PROPERTY AND EQUIPMENT

Long lived assets, including property and equipment assets to be held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of the assets may not be recoverable. Impairment losses are recognized if expected future cash flows of the related assets are less than their carrying values. Measurement of an impairment loss is based on the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

Property and equipment are first recorded at cost. Depreciation and is computed using the straight-line method over the estimated useful lives of the various classes of assets.

Maintenance and repair expenses, as incurred, are charged to expense. Betterments and renewals are capitalized in plant and equipment accounts. Cost and accumulated depreciation applicable to items replaced or retired are eliminated from the related accounts with any gain or loss on the disposition included as income.

Assets stated at cost, less accumulated depreciation consisted of the following:

Schedule of assets stated at cost, less accumulated depreciation
	December 31, 2023	June 30, 2023
Mine Assets	$450,000	$450,000
Total	$450,000	$450,000

Once operations utilizing the property and equipment have begun, the Company will begin depreciation of the assets.